SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                January 21, 2005

                          AMERICAN HOMESTAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

            000-24210                                    76-0070846
     (Commission File Number)               (IRS Employer Identification Number)


                      2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573
              (Address of Principal Executive Offices and Zip Code)

                                 (281) 334-9700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))



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Item 7.01. Regulation FD Disclosure.

     American Homestar Corporation (the "Company") issued a press release on January 21, 2005, announcing that it has purchased 1,341,597 shares of its Series "C" Common Stock, in a negotiated transaction, from one of its shareholders for $1,019,614. The Company did not solicit the offer nor does it have a formal stock repurchase program currently in place. The Company is furnishing the press release, attached as Exhibit 99.1, pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

     Exhibit 99.1-Press Release dated January 21, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN HOMESTAR CORPORATION


Date:  January 24, 2005             By:  /s/  Craig A. Reynolds
                                       -----------------------------------------
                                       Craig A. Reynolds
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary



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